Exhibit 99.1

For Immediate Release	Contact: Bob Lougee (703) 721-3080
Wednesday, May 24, 2006
USA Mobility Reports 2005 Operating Results
Filing of Financial Restatements and 10-K Completed,
Date for First Quarter Earnings Release and Conference Call Scheduled
Alexandria, VA (May 24, 2006) — USA Mobility, Inc. (Nasdaq: USMO), a leading provider of wireless messaging services, today announced final operating results for the fourth quarter and year ended December 31, 2005. The company had announced preliminary and unaudited 2005 operating results on April 3, 2006, pending filing of its 2005 Form 10-K and financial restatements for the years ended 2002, 2003 and 2004 and interim periods of 2004 and 2005. USA Mobility completed those filings today.
Reported revenue for 2005, the first full year of operations following the merger between Arch Wireless, Inc. and Metrocall Holdings, Inc. on November 16, 2004, totaled $618.6 million, compared to $788.7 million in 2004 on a pro forma basis. EBITDA (Earning before interest, tax, and depreciation, amortization and accretion) for 2005 was $158.5 million, or 25.6 percent of revenue, while operating income was $27.1 million. Net income for 2005 was $12.9 million, or $0.47 per fully diluted share.
The company announced earlier in the year that it would file an amended Form 10-K/A for the year ended December 31, 2004 and amended Form 10-Q/A’s for the three interim quarterly periods of 2004 and 2005. The purpose of the amended filings was to amend and restate financial statements and other financial information for the years 2002, 2003 and 2004 and first three quarters of 2004 and 2005 to reflect certain corrections and adjustments, including restatement of income taxes and deferred tax assets for those periods. The errors, which occurred in certain earlier reporting periods, were identified by the company’s internal accounting staff in the process of preparing its year-end 2005 operating results. The errors did not impact revenue, cash, or cash flow from operations.

The 2005 annual and fourth quarter results reported today vary from the preliminary results contained in USA Mobility’s April 3, 2006 news release as follows:
•	In the fourth quarter of 2005, the company recognized a reduction of service, repair and maintenance (SRM) expense of $1.2 million. Of that total, $0.9 million represents a gain due to the difference between the company’s estimated deconstruction obligations under the company’s Asset Retirement Obligation (“ARO”) and the actual expenses incurred during that period. The remaining $0.3 million corresponds to the reclassification of accretion expense from SRM expense into depreciation, amortization and accretion. In the past, the company had included accretion expense as a component of SRM expense.

•	The company’s fourth quarter results also reflect a net reduction of depreciation, amortization and accretion of $12.2 million, as compared to the preliminary 2005 operating results announced on April 3. A total of $12.5 million of the reduction represents an adjustment to the depreciable life of the paging infrastructure assets, while accretion increased by $0.3 million, reflecting the reclassification of accretion from SRM expense as discussed above.

•	For the year-ended 2005, the company recognized a reduction of SRM expense of $2.6 million. Of that total, $1.5 million represents a gain due to the difference between the company’s estimated deconstruction obligations under the ARO and the actual expenses incurred during that period. The remaining $1.0 million corresponds to the reclassification of accretion expense from SRM expense into depreciation, amortization and accretion.

•	The company’s 2005 year-end results also reflect a reduction of depreciation, amortization and accretion of $22.1 million, as compared to preliminary 2005 operating results. A total of $23.1 million of the reduction represents an adjustment to the depreciable life of the paging infrastructure assets, with accretion increasing by $1.0 million, reflecting the reclassification of accretion from SRM expense as discussed above.
The cumulative effect of the restatements on the 40-month period affected (June 2002 – September 2005) is as follows:
•	The income statement reflects an increase to depreciation, amortization and accretion expense of $14.8 million, and a decrease to all other operating expenses of $5.8 million resulting in a decrease in operating income of $9.0 million, and a decrease to net income of $2.5 million.

•	The assets on the balance sheet as of September 30, 2005 reflect a decrease to property, plant and equipment of $10.4 million, and decrease to the deferred tax asset of $4.4 million, a decrease to accounts receivable of $0.7 million, and an increase to goodwill of $2.8 million, for an overall reduction to assets of $12.7 million.

•	Liabilities and equity on the balance sheet as of September 30, 2005 reflect an increase of $8.1 million in liabilities, primarily a result of the asset retirement obligation, and a reduction to equity of $20.8 million.
The company said its integration of Arch and Metrocall was substantially completed in 2005, leading to significant improvements in overall operating results. Among them was a steady improvement in the year-over-year rate of subscriber and revenue decline. Other major accomplishments during the year included: successfully consolidating to a single customer service and billing platform; decommissioning Arch’s two-way paging network; beginning the rationalization the one-way paging networks; reducing total operating expenses, excluding depreciation, amortization and accretion by 18.9% on a pro forma basis; repaying $140 million in bank debt incurred at the time of the merger; paying a special dividend representing a $41 million return of capital to investors; negotiating long-term contract with its largest site landlord representing substantial future cost savings; and strengthening the company’s operational structure and management team.
“Our first year of operation was a very successful one,” said Vincent D. Kelly, president and chief executive officer. “We achieved our principal goals of integrating the nation’s two largest paging carriers and generating significant costs savings. In meeting those objectives, we also became debt free, returned capital to our shareholders, laid the foundation for continued operational efficiencies in the future and began to explore potential alternative sources of revenue. As we move through 2006,” Kelly added, “we expect to make additional improvements to our operations and expand our selling and marketing initiatives as we continue to serve the needs of our nationwide customer base while remaining focused on our cash flow strategy.”
Thomas L. Schilling, chief financial officer, said: “While the process of amending our financial statements was time-consuming, the adjustments and restatements were necessary under generally accepted accounting principles because they had a material impact on our income statement. However,” Schilling added, “I would also note that restated items had no impact on the fundamentals of our business – that is, the company’s previously reported revenue, cash positions, or cash flow from operating activities.”
The company announced that it will report first quarter 2006 operating results on Thursday, May 25, at approximately 4:00 p.m. Eastern Time and will hold a conference call for investors on its first quarter results at 11:00 a.m. Eastern Time on Friday, May 26, 2006. The call-in number for the investor call is 888-802-2275 (toll-free) or 913-312-1267 (toll). The pass code for the call is 1643835 (followed by the # sign). A replay of the call will be available from 3:00 p.m. ET on May 26 until 11:59 p.m. on Friday, June 9. The replay number is 888-203-1112 (toll-free) or 719-457-0820 (toll). The pass code for the replay is 1643835 (followed by the # sign).

About USA Mobility
USA Mobility, Inc., headquartered in Alexandria, Virginia, is a leading provider of paging products and other wireless services to the business, government, healthcare and emergency response sectors. USA Mobility offers traditional one-way and advanced two-way paging via its nationwide networks covering more than 90% of the U.S. population. In addition, the company offers mobile voice and data services through Sprint Nextel and Cingular Wireless, including BlackBerry and GPS location applications. The company’s product offerings include wireless connectivity systems for medical, business, government and other campus environments. USA Mobility focuses on the business-to-business marketplace and supplies mobile connectivity solutions to over two-thirds of the Fortune 1000 companies. For further information visit www.usamobility.com.
Safe Harbor Statement under the Private Securities Litigation Reform Act: Statements contained herein or in prior press releases which are not historical fact, such as statements regarding USA Mobility’s expectations for future operating and financial performance, are forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties that may cause USA Mobility’s actual results to be materially different from the future results expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from those expectations include, but are not limited to, declining demand for paging products and services, the ability to continue to reduce operating expenses, future capital needs, competitive pricing pressures, competition from both traditional paging services and other wireless communications services, government regulation, reliance upon third-party providers for certain equipment and services, as well as other risks described from time to time in periodic reports and registration statements filed with the Securities and Exchange Commission. Although USA Mobility believes the expectations reflected in the forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained. USA Mobility disclaims any intent or obligation to update any forward-looking statements.
Tables to Follow

USA MOBILITY, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	December 31, 2004	December 31, 2005
	(Restated)
ASSETS
Current assets:
Cash and cash equivalents	$46,995	$37,547
Accounts receivable, net	40,078	38,177
Deposits	117	1,687
Prepaid rent, expenses and other	15,343	8,973
Deferred income tax assets	25,525	18,895

Total current assets	$128,058	$105,279
Property and equipment, net	220,028	127,802
Goodwill	154,369	149,478
Intangible assets, net	67,129	40,654
Deferred income tax assets	207,046	207,150
Other assets	5,517	3,430

TOTAL ASSETS	$782,147	$633,793

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current maturities of long-term debt	$47,558	$13
Accounts payable and other accrued liabilities	86,478	65,719
Customer deposits	4,316	3,104
Deferred revenue	23,623	17,924

Total current liabilities	$161,975	$86,760
Long-term debt, less current maturities	47,500	—
Other long-term liabilities	16,632	14,040

TOTAL LIABILITIES	$226,107	$100,800

Stockholders’ equity:
Preferred stock	—	—
Common stock	3	3
Additional paid-in capital	536,252	521,298
Retained earnings	19,785	11,692

TOTAL STOCKHOLDERS’ EQUITY	556,040	532,993

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$782,147	$633,793

USA MOBILITY, INC.
CONDENSED CONSOLIDATED RESULTS OF OPERATIONS
(in thousands, except share and per share amounts)

	Year Ended December 31,
	2004	2005
	(Restated)
Revenue:
Service, rental and maintenance, net of service credits	$470,751	$592,690
Product sales	19,409	25,882

Total revenue	490,160	618,572

Operating expenses:
Cost of products sold	4,347	4,483
Service, rental and maintenance	160,144	215,588
Selling and marketing	36,085	43,145
General and administrative	130,046	177,438
Depreciation, amortization and accretion	107,629	131,328
Stock based compensation	4,863	2,832
Severance and related termination costs	11,938	16,609

Total operating expenses	455,052	591,423

Operating income	35,108	27,149

Interest expense	(6,365)	(2,412)
Interest income	451	1,089
Loss on extinguishment of long-term debt	(1,031)	(1,338)
Other income, net	814	(1,004)

Income before income tax expense	28,977	23,484
Income tax expense	(16,810)	(10,577)

Net income	$12,167	$12,907

Basic net income per common share	$0.58	$0.47

Diluted net income per common share	$0.58	$0.47

Basic weighted average common shares outstanding	20,839,959	27,275,040

Diluted weighted average common shares outstanding	20,966,405	27,427,120

Reconciliation of operating income to EBITDA:
Operating income	$35,108	$27,149
Addback:
Depreciation, amortization and accretion	107,629	131,328

EBITDA (a)	$142,737	$158,477

(a)	EBITDA or Earnings before interest, taxes, depreciation and amortization is a non-GAAP measure and is presented for analytical purposes only.

USA MOBILITY, INC.
CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS
(in thousands)

	Year Ended December 31,
	2004	2005
	(Restated)
Cash flows from operating activities:
Net income	$12,167	$12,907
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization and accretion	107,629	131,328
Deferred income tax expense	17,766	7,461
Loss on extinguishment of long-term debt	1,036	1,338
Accretion of long-term debt and other non-cash interest expense	372	714
Deferred stock compensation	4,863	2,832
Provisions for doubtful accounts, service credits and other	13,565	25,055
Gain on disposals of property and equipment	(93)	1,287
Changes in assets and liabilities:
Accounts receivable	(2,158)	(23,439)
Prepaid expenses and other	4,745	5,109
Intangibles and other long-term assets	(4,962)	7,978
Accounts payable and accrued expenses	(28,451)	(21,276)
Customer deposits and deferred revenue	(8,790)	(6,911)
Other long-term liabilities	(3,424)	(5,129)

Net cash provided by operating activities	$114,265	$139,254

Cash flows from investing activities:
Purchases of property and equipment	(19,232)	(13,499)
Proceeds from disposals of property and equipment	2,998	168
Receipts from note receivable	271	285
Merger of companies, net of cash acquired	(117,759)	—

Net cash used for investing activities	$(133,722)	$(13,046)

Cash flows from financing activities:
Issuance of long-term debt	140,000	—
Repayment of long-term debt	(105,017)	(95,045)
Dividends paid	—	(40,691)
Purchase of common stock	(3,113)	—
Proceeds from exercise of options	—	80

Net cash used for financing activities	$31,870	$(135,656)

Net decrease in cash and cash equivalents	$12,413	$(9,448)
Cash and cash equivalents, beginning of period	34,582	46,995

Cash and cash equivalents, end of period	$46,995	$37,547

Supplemental disclosure:
Interest paid	$6,966	$2,245

State income taxes paid	$1,729	$562

USA MOBILITY, INC.
PRO FORMA UNITS IN SERVICE ACTIVITY (a) (b)
units in thousands (unaudited)

	Three Months Ended
	March 2004	June 2004	September 2004	December 2004	March 2005	June 2005	September 2005	December 2005
Direct One-Way:
Beginning units in service	5,329	5,100	4,909	4,690	4,464	4,273	4,114	3,977
Gross placements	226	181	182	166	141	134	125	126
Disconnects	(455)	(372)	(401)	(392)	(332)	(293)	(262)	(268)

Ending units in service	5,100	4,909	4,690	4,464	4,273	4,114	3,977	3,835

Two-Way:
Beginning units in service	506	483	462	449	422	397	382	365
Gross placements	40	32	35	29	22	29	17	18
Disconnects	(63)	(53)	(48)	(56)	(47)	(44)	(34)	(36)

Ending units in service	483	462	449	422	397	382	365	347

Indirect One-Way:
Beginning units in service	1,716	1,474	1,253	1,101	987	859	762	685
Gross placements	157	145	160	143	107	92	26	26
Disconnects	(399)	(366)	(312)	(257)	(235)	(189)	(103)	(107)

Ending units in service	1,474	1,253	1,101	987	859	762	685	604

Two-Way:
Beginning units in service	131	123	121	115	94	91	90	89
Gross placements	20	16	20	7	7	7	3	18
Disconnects	(28)	(18)	(26)	(28)	(10)	(8)	(4)	(7)

Ending units in service	123	121	115	94	91	90	89	100

Total
Beginning units in service	7,682	7,180	6,745	6,355	5,967	5,620	5,348	5,116
Gross placements	443	374	397	345	277	262	171	188
Disconnects	(945)	(809)	(787)	(733)	(624)	(534)	(403)	(418)

Ending units in service	7,180	6,745	6,355	5,967	5,620	5,348	5,116	4,886

Adjusted Proforma ARPU
Direct One-Way	$9.10	$8.96	$8.89	$8.75	$8.65	$8.61	$8.48	$8.27
Direct Two-Way	$25.15	$24.68	$24.22	$23.93	$23.98	$23.65	$24.28	$23.76
Indirect One-Way	$4.06	$4.26	$4.12	$4.26	$4.07	$4.11	$4.36	$4.66
Indirect Two-Way	$12.89	$12.07	$11.30	$10.41	$9.16	$8.71	$8.42	$7.80

Total	$9.15	$9.16	$9.14	$9.09	$9.01	$9.02	$9.04	$8.90

(a)	Assumes Arch and Metrocall combined as of January 1, 2004 and the unit in service adjustment reflected in March 2004.

(b)	Amounts have been adjusted for rounding.

USA MOBILITY, INC.
SUMMARY OF CONSOLIDATED OPERATING RESULTS (a)
(unaudited and in thousands)

	For the year ended December 31,
	2004
	Proforma	2005
Revenues:
Service, rental and maintenance, net of service credits	$754,696	$592,690
Product sales	34,009	25,882

Total revenue	788,705	618,572

Operating expenses:
Cost of products sold	8,475	4,483
Service, rental and maintenance	256,382	215,588
Selling and marketing	65,847	43,145
General and administrative	216,317	177,438
Depreciation, amortization and accretion	145,328	131,328
Stock based compensation	6,401	2,832
Severance and restructuring	13,622	16,609

Total operating expenses	712,372	591,423

Operating income	76,333	27,149

Interest expense	(7,360)	(2,412)
Interest income	451	1,089
Loss on extinguishment of long-term debt	—	(1,338)
Other income, net	163	(1,004)

Income before income tax expense	69,587	23,484
Income tax expense	(33,006)	(10,577)

Net income	$36,581	$12,907

Basic net income per common share	$1.36	$0.47

Diluted net income per common share	$1.34	$0.47

Basic weighted average common shares outstanding	26,938,871	27,275,040

Diluted weighted average common shares outstanding	27,313,706	27,427,120

Reconciliation of operating income to EBITDA:
Operating income	$76,333	$27,149
Addback:
Depreciation, amortization and accretion	145,328	131,328

EBITDA (b)	$221,661	$158,477

(a)	Pro forma amounts assume the merger of Arch Wireless, Inc. and Metrocall Holdings, Inc. as of January 1, 2004.

(b)	EBITDA or Earnings before interest, taxes, depreciation and amortization is a non-GAAP measure and is presented for analytical purposes only.

USA MOBILITY, INC.
SUMMARY OF CONSOLIDATED OPERATING RESULTS
(unaudited and in thousands)

	For the three months ended
	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,	September 30,	December 31,
	2004	2004	2004	2004	2005	2005	2005	2005
Revenues:
Service, rental and maintenance, net of service credits	$119,546	$111,174	$104,785	$135,246	$159,150	$151,483	$145,014	$137,043
Product sales	4,113	4,623	4,632	6,041	6,527	6,054	6,940	6,361

Total revenue	123,659	115,797	109,417	141,287	165,677	157,537	151,954	143,404

Operating expenses:
Cost of products sold	938	856	691	1,862	1,279	929	945	1,330
Service, rental and maintenance	38,790	36,739	36,653	47,962	56,353	56,104	53,739	49,392
Selling and marketing	9,068	8,757	7,862	10,398	10,402	11,156	11,276	10,311
General and administrative	31,304	29,150	27,615	41,977	48,427	46,491	43,261	39,259
Depreciation, amortization and accretion	26,353	28,327	21,867	31,082	40,595	35,224	28,876	26,633
Stock based compensation	2,267	1,908	1,865	(1,177)	1,385	597	271	579
Severance and restructuring	3,689	602	1,228	6,419	5,137	9,904	855	713

Total operating expenses	112,409	106,339	97,781	138,523	163,578	160,405	139,223	128,217

Operating income (loss)	11,250	9,458	11,636	2,764	2,099	(2,868)	12,731	15,187

Interest expense	(3,400)	(1,770)	(18)	(1,177)	(1,411)	(734)	(232)	(35)
Interest income	71	70	89	221	197	235	214	443
Loss on extinguishment of long-term debt	—	—	—	(1,031)	(594)	(432)	(312)	—
Other income, net	168	177	66	403	137	(73)	76	(1,144)

Income (loss) before income tax expense	8,089	7,935	11,773	1,180	428	(3,872)	12,477	14,451
Income tax expense	(3,256)	(1,690)	(9,369)	(2,495)	(291)	61	(3,750)	(6,597)

Net income (loss)	$4,833	$6,245	$2,404	$(1,315)	$137	$(3,811)	$8,727	$7,854

Basic net income (loss) per common share	$0.24	$0.31	$0.12	$(0.06)	$0.01	$(0.14)	$0.32	$0.29

Diluted net income (loss) per common share	$0.24	$0.31	$0.12	$(0.06)	$0.01	$(0.14)	$0.32	$0.29

Basic weighted average common shares outstanding	20,000,000	19,965,076	19,914,099	23,461,642	27,108,034	27,226,076	27,365,701	27,396,187

Diluted weighted average common shares outstanding	20,078,213	20,109,191	20,041,555	23,461,642	27,320,212	27,226,076	27,465,990	27,459,261

Reconciliation of operating income to EBITDA:
Operating income (loss)	$11,250	$9,458	$11,636	$2,764	$2,099	$(2,868)	$12,731	$15,187
Addback:
Depreciation, amortization and accretion	26,353	28,327	21,867	31,082	40,595	35,224	28,876	26,633

EBITDA (a)	$37,603	$37,785	$33,503	$33,846	$42,694	$32,356	$41,607	$41,820

(a)	EBITDA or Earnings before interest, taxes, depreciation and amortization is a non-GAAP measure and is presented for analytical purposes only.

USA MOBILITY, INC.
SUMMARY OF CONSOLIDATED OPERATING RESULTS (a)
(unaudited and in thousands)

	For the three months ended
	March 31,	June 30,	September 30,	December 31,
	2004	2004	2004	2004	March 31,	June 30,	September 30,	December 31,
	Pro forma	Pro forma	Pro forma	Pro forma	2005	2005	2005	2005
Revenues:
Service, rental and maintenance, net of service credits	$206,356	$193,917	$182,452	$171,971	$159,150	$151,483	$145,014	$137,043
Product sales	8,016	8,997	9,027	7,969	6,527	6,054	6,940	6,361

Total revenue	214,372	202,914	191,479	179,940	165,677	157,537	151,954	143,404

Operating expenses:
Cost of products sold	1,878	2,199	2,124	2,274	1,279	929	945	1,330
Service, rental and maintenance	67,121	64,167	62,365	62,729	56,353	56,104	53,739	49,392
Selling and marketing	18,299	17,475	15,667	14,406	10,402	11,156	11,276	10,311
General and administrative	53,707	51,181	50,289	61,140	48,427	46,491	43,261	39,259
Depreciation, amortization and accretion	38,238	39,550	32,496	35,045	40,595	35,224	28,876	26,633
Stock based compensation	5,966	2,810	2,093	(2,784)	1,385	597	271	579
Severance and restructuring	3,689	602	1,228	6,419	5,137	9,904	855	713

Total operating expenses	188,898	177,984	166,262	179,229	163,578	160,405	139,223	128,217

Operating income (loss)	25,474	24,930	25,217	711	2,099	(2,868)	12,731	15,187

Interest expense	(2,188)	(1,971)	(1,753)	(1,448)	(1,411)	(734)	(232)	(35)
Interest income	—	—	—	451	197	235	214	443
Loss on extinguishment of long-term debt	—	—	—	—	(594)	(432)	(312)	—
Other income, net	110	201	17	(165)	137	(73)	76	(1,144)

Income (loss) before income tax expense	23,396	23,160	23,481	(451)	428	(3,872)	12,477	14,451
Income tax expense	(9,410)	(7,810)	(14,077)	(1,709)	(291)	61	(3,750)	(6,597)

Net income (loss)	$13,986	$15,350	$9,404	$(2,160)	$137	$(3,811)	$8,727	$7,854

Basic net income (loss) per common share	$0.52	$0.57	$0.35	$(0.08)	$0.01	$(0.14)	$0.32	$0.29

Diluted net income (loss) per common share	$0.51	$0.56	$0.34	$(0.08)	$0.01	$(0.14)	$0.32	$0.29

Basic weighted average common shares outstanding	26,961,046	26,926,122	26,875,145	26,992,900	27,108,034	27,226,076	27,365,701	27,396,187

Diluted weighted average common shares outstanding	27,324,881	27,355,859	27,288,223	26,992,900	27,320,212	27,226,076	27,465,990	27,459,261

Reconciliation of operating income to EBITDA:
Operating income (loss)	$25,474	$24,930	$25,217	$711	$2,099	$(2,868)	$12,731	$15,187
Addback:
Depreciation, amortization and accretion	38,238	39,550	32,496	35,045	40,595	35,224	28,876	26,633

EBITDA (b)	$63,712	$64,480	$57,713	$35,756	$42,694	$32,356	$41,607	$41,820

(a)	Pro forma amounts assume the merger of Arch Wireless, Inc. and Metrocall Holdings, Inc. as of January 1, 2004.

(b)	EBITDA or Earnings before interest, taxes, depreciation and amortization is a non-GAAP measure and is presented for analytical purposes only.

USA MOBILITY, INC.
Cumulative Summary of Adjustments to Assets and Liabilities
(In thousands)

	December 31,			Quarter ended
	2002	2003	2004	3/31/05	6/30/05	9/30/05
Assets
Increase (decrease) in:
Accounts receivable, net	$—	$—	$(740)	$(740)	$(740)	$(740)
Other receivables	—	—	—	—	—	(2)
Property and equipment, net	4,710	(5,367)	3,520	2,172	551	(10,358)
Goodwill	—	—	2,578	2,578	2,561	2,847
Deferred income tax assets	—	(11,883)	(19,588)	(17,326)	(19,415)	(4,412)

Total impact on Assets	$4,710	$(17,250)	$(14,230)	$(13,316)	$(17,043)	$(12,665)

Total Assets, as restated	$442,634	$495,495	$782,147	$736,121	$702,661	$688,893

Liabilities
Increase (decrease) in:
Accrued taxes	$536	$1,317	$2,235	$2,405	$1,498	$(24)
Accrued restructuring	—	—	856	856	856	856
Accrued other	2,939	780	951	762	874	(2,964)
Other long-term liabilities	5,404	9,012	9,025	10,889	8,920	10,242

Total impact on Liabilities	$8,879	$11,109	$13,067	$14,912	$12,148	$8,110

Total Liabilities, as restated	$328,410	$169,231	$226,107	$178,309	$146,401	$123,380

Equity
Increase (decrease) in:
Additional paid-in capital	$—	$(21,070)	$(18,694)	$(18,470)	$(18,271)	$(18,227)
Retained earnings	(4,169)	(7,289)	(8,603)	(9,758)	(10,920)	(2,548)

Total impact on Equity	$(4,169)	$(28,359)	$(27,297)	$(28,228)	$(29,191)	$(20,775)

Total Equity, as restated	$114,224	$326,264	$556,040	$557,812	$556,260	$565,513

Total impact on Liabilities and Equity	$4,710	$(17,250)	$(14,230)	$(13,316)	$(17,043)	$(12,665)

Total Liabilities and Equity, as restated	$442,634	$495,495	$782,147	$736,121	$702,661	$688,893

USA Mobility, Inc.
Summary of Adjustments to
Operating Income, Net Income, and Earnings per Share
(In thousands except per share amounts)

	Seven Months
	Ended	Year Ended
	December 31,	December 31,		Quarter ended
	2002	2003	2004	3/31/05	6/30/05	9/30/05
Operating income (loss) — as previously reported	$25,326	$46,115	$29,046	$3,869	$(1,601)	$11,890

Increase (decrease) due to:
Service, rental and maintenance expense	2,684	2,549	504	44	73	605
General and administrative expense	(536)	(781)	(747)	(5)	742	1,522
Depreciation and amortization	(6,317)	(10,421)	7,161	(1,809)	(2,082)	(1,286)
Severance and related termination costs	—	—	(856)	—	—	—

Operating income (loss) — as restated	$21,157	$37,462	$35,108	$2,099	$(2,868)	$12,731

Net income (loss) — as previously reported	$827	$16,128	$13,481	$1,292	$(2,649)	$355

Adjustments to operating income (loss), net	(4,169)	(8,653)	6,062	(1,770)	(1,267)	841

Other income, net — increase (decrease)	—	—	156	(156)	—	—
Income tax expense — (increase) decrease	—	5,533	(7,532)	771	105	7,531

Net income (loss) — as restated	$(3,342)	$13,008	$12,167	$137	$(3,811)	$8,727

	Seven Months
	Ended	Year Ended
	December 31,	December 31,		Quarter ended
	2002	2003	2004	3/31/05	6/30/05	9/30/05
Diluted net income per common share — as previously reported	$0.04	$0.81	$0.64	$0.05	$(0.10)	$0.01

Effect of adjustments to income	(0.21)	(0.16)	(0.06)	(0.04)	(0.04)	0.31

Diluted net income per common share — as restated	$(0.17)	$0.65	$0.58	$0.01	$(0.14)	$0.32

USA MOBILITY, INC.
SUMMARY OF RESTATEMENT ADJUSTMENT IMPACTS
(in thousands)

	For the quarter ended December 31, 2005			For the year ended December 31, 2005
	Previously			Previously
	reported	Restatement		reported	Restatement
	April 3, 2006	adjustments	Final	April 3, 2006	adjustments	Final
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(audited)
Revenues:
Service, rental and maintenance, net of service credits	$137,043	$—	$137,043	$592,690	$—	$592,690
Product sales	6,361	—	6,361	25,882	—	25,882

Total revenue	143,404	—	143,404	618,572	—	618,572

Operating expenses:
Cost of products sold	1,330	—	1,330	4,483	—	4,483
Service, rental and maintenance (a)	50,593	(1,201)	49,392	218,160	(2,572)	215,588
Selling and marketing	10,311	—	10,311	43,145	—	43,145
General and administrative	39,260	(1)	39,259	177,438	—	177,438
Depreciation, amortization and accretion (a)	38,809	(12,176)	26,633	153,403	(22,075)	131,328
Stock based compensation	579	—	579	2,832	—	2,832
Severance and restructuring	714	(1)	713	16,609	—	16,609

Total operating expenses	141,596	(13,379)	128,217	616,070	(24,647)	591,423

Operating income	1,808	13,379	15,187	2,502	24,647	27,149

Interest expense	(35)	—	(35)	(2,412)	—	(2,412)
Interest income	443	—	443	1,089	—	1,089
Loss on extinguishment of long-term debt	—	—	—	(1,338)	—	(1,338)
Other income, net	(1,144)	—	(1,144)	(1,004)	—	(1,004)

Income before income tax expense	$1,072	$13,379	$14,451	$(1,163)	$24,647	$23,484

Income tax expense			(6,597)			(10,577)

Net income			$7,854			$12,907

Reconciliation of operating income to EBITDA:
Operating income	$1,808	$13,379	$15,187	$2,502	$24,647	$27,149
Addback:
Depreciation, amortization and accretion	38,809	(12,176)	26,633	153,403	(22,075)	131,328

EBITDA (b)	$40,617	$1,203	$41,820	$155,905	$2,572	$158,477

(a)	Previously (as reported April 3, 2006), USA Mobility included accretion expense in service, rental and maintenance expense; final figures reflect accretion expense as part of depreciation, amortization and accretion.

(b)	EBITDA or Earnings before interest, taxes, depreciation and amortization is a non-GAAP measure and is presented for analytical purposes only.